Exhibit 99.1

200 Crossing Boulevard, Bridgewater, NJ  08807

Press Release:

SYNCHRONOSS TECHNOLOGIES, INC. ANNOUNCES

STRONG FIRST QUARTER FINANCIAL RESULTS

•	Non-GAAP total revenue for the first quarter was $145.6 million, increasing 9% year-over-year
•	Cloud Services revenue for the first quarter was $84.3 million, increasing 18% year-over-year
•	Non-GAAP EPS for the first quarter was $0.49, Non-GAAP Free Cash Flow of $24.0 million

BRIDGEWATER, NJ – May 5, 2016 –  Synchronoss Technologies, Inc. (NASDAQ: SNCR), the leader in mobile cloud innovation and software-based activation for mobile carriers, enterprises, retailers and OEMs around the world, today announced financial results for the first quarter of 2016.

“We are very proud of the Synchronoss team for starting 2016 with a strong first quarter and healthy momentum heading into the rest of the year,” said Stephen G. Waldis, Founder and Chief Executive Officer of Synchronoss. “Cloud services were robust this quarter, as increasing subscriber growth on our core customer base is laying the groundwork for incremental cloud opportunities both domestically and internationally over the next 12 to 18 months.  We have a proven history of executing, launching, and scaling new offerings and leveraging technology opportunities into something that becomes much bigger as we have exhibited to our customers, partners, and investors over the years.”

Financial Highlights for the First Quarter of 2016:

Non-GAAP

•	Total Revenue: $145.6 million compared to $133.1 million in the first quarter of 2015.
•	Gross profit: $85.2 million compared to $80.9 million in the first quarter of 2015.
•	Operating Income: $33.2 million compared to $34.9 million in the first quarter of 2015.
•	Net Income attributable to Synchronoss: $23.0 million compared to $22.3 million in the first quarter of 2015.
•	Earnings per Diluted Share: $0.49 compared to $0.49 in the first quarter of 2015.
•	Operating Cash Flow: $37.1 million compared to $5.4 million in the first quarter of 2015.

GAAP

•	Total Revenue: $142.7 million compared to $132.9 million in the first quarter of 2015.
•	Gross profit: $74.4 million compared to $79.3 million in the first quarter of 2015.
•	Operating Income: ($4.7 million) compared to $18.3 million in the first quarter of 2015.
•	Net Income attributable to Synchronoss: ($7.3 million) compared to $10.6 million in the first quarter of 2015.
•	Earnings per Diluted Share: ($0.17) compared to $0.23 in the first quarter of 2015.
•	Operating Cash Flow: $37.7 million compared to ($0.1 million) in the first quarter of 2015.

A reconciliation of GAAP to non-GAAP results has been provided in the financial statement tables included in this press release. An explanation of these measures is also included below under the heading "Non-GAAP Financial Measures."

“We are pleased with our strong financial and operational performance to kick off 2016, particularly our ability to generate strong free cash flow,” said Karen L. Rosenberger, Chief Financial Officer and Treasurer.  “We believe our ability to balance growth and profitability, while investing in our enterprise and international initiatives well positions Synchronoss heading into the rest of 2016.”

First Quarter and Recent Business Highlights:

•	Cloud Services revenue accounted for $84.3 million of non-GAAP revenue, representing approximately 58% of total non-GAAP revenue and growing 18% on a year-over-year basis.
•	Expanded our activation business with AT&T through our DIRECTV deal.
•	On target with the beta version of our Enterprise solution launched in April with general availability expected in early June.
•	Free cash flow of $24 million delivered in the quarter as this continues to be a major focal point of the company.
•	Announced $100 million share buyback program with $16.6 million completed in the quarter.
•	Completed the acquisition of privately held OpenWave Messaging to enhance our international go-to-market strategy.

Second Quarter Investor Conference Participation Schedule:

•	Jefferies 2016 Global Technology, Media and Telecom Conference May 11, 2016 – Miami, FL
•	J.P. Morgan 44th Annual Technology, Media and Telecom Conference May 25, 2016 – Boston, MA

Financial Analyst Day:

Synchronoss will be hosting its annual Financial Analyst and Investor Day on Thursday, June 9th at the Lotte New York Palace in New York City from 8:00 am and is expected to end at 2:00 pm EST. The event will also be webcast on the Synchronoss website. Analysts and investors who would like to register should visit our investor relations page at synchronoss.com/investor.

Members of Synchronoss’ management team are expected to present at these conferences and discuss the latest company strategies and initiatives. Conference presentations are expected to be available via webcast on the company’s web site. To view these presentations and access the most updated information please visit the company’s web site www.synchronoss.com. The schedule is subject to change.

Conference Call Details

In conjunction with this announcement, Synchronoss will host a conference call on Thursday May 5, 2016, at 5:00 p.m.  (ET) to discuss the company's financial results.  To access this call, dial 877-930-7767 (domestic) or 253-336-7416 (international). The pass code for the call is 83684777. Additionally, a live web cast of the conference call will be available on the “Investor Relations” page on the company’s web site www.synchronoss.com.

Following the conference call, a replay will be available for a limited time at 855-859-2056 (domestic) or 404-537-3406 (international).  The replay pass code is 83684777.  An archived web cast of this conference call will also be available on the “Investor Relations” page of the company’s web site, www.synchronoss.com.

Non-GAAP Financial Measures

Synchronoss has provided in this release selected financial information that has not been prepared in accordance with GAAP. This information includes historical non-GAAP revenues, gross profit, operating income, net income, effective tax rate, earnings per share and cash flows from operating activities. Synchronoss uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating Synchronoss’ ongoing operational performance. Synchronoss believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends, and in comparing its financial results with other companies in Synchronoss’ industry, many of which present similar non-GAAP financial measures to investors. As noted, the non-GAAP financial results discussed above add back the deferred revenue write-down associated with acquisitions, fair value stock-based compensation expense, acquisition-related costs which includes integration costs, changes in the contingent consideration obligation, deferred compensation expense related to earn outs and amortization of intangibles associated with acquisitions.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures as detailed above. As previously mentioned, a reconciliation of GAAP to non-GAAP results has been provided in the financial statement tables included in this press release.

About Synchronoss Technologies, Inc.

Synchronoss (NASDAQ:SNCR), is the mobile innovation leader that provides personal cloud solutions and software-based activation for connected devices across the globe. The company’s proven and scalable technology solutions allow customers to connect, synchronize and activate connected devices and services that empower enterprises and consumers to live in a connected world. For more information visit us at: www.synchronoss.com.

Forward-looking Statements

This document may include certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts and statements identified by words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," “outlook” or words of similar meanings. These statements are based on our current beliefs or expectations and are inherently subject to various risks and uncertainties, including those set forth under the caption "Risk Factors" in Synchronoss’ Annual Report on Form 10-K for the year ended December 31, 2015 and other documents filed with the U.S. Securities and Exchange Commission. Actual results may differ materially from these expectations due to changes in global political, economic, business, competitive, market and regulatory factors. Synchronoss does not undertake any obligation to update any forward-looking statements contained in this document as a result of new information, future events or otherwise.

The Synchronoss logo, Synchronoss and Synchronoss Integrated Life are trademarks of Synchronoss Technologies, Inc. All other trademarks are property of their respective owners.

SOURCE: Synchronoss Technologies, Inc.

CONTACT: Synchronoss Technologies, Inc.

Investor and Media:
Daniel Ives, +1 908-524-1047
daniel.ives@synchronoss.com

SYNCHRONOSS TECHNOLOGIES, INC.

BALANCE SHEETS

(in thousands, except per share data)

(Unaudited)

	March 31, 2016	December 31, 2015
ASSETS
Current assets:
Cash and cash equivalents	$113,084	$147,634
Marketable securities	63,713	66,357
Accounts receivable, net of allowance for doubtful accounts of $3,329 and $3,029 at March 31, 2016 and December 31, 2015, respectively	158,590	143,692
Prepaid expenses and other assets	54,939	49,262
Total current assets	390,326	406,945
Marketable securities	17,934	19,635
Property and equipment, net	162,040	168,280
Goodwill	310,937	221,271
Intangible assets, net	230,986	174,322
Deferred tax assets	5,176	3,560
Other assets	16,164	16,215
Total assets	$1,133,563	$1,010,228

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$33,171	$26,038
Accrued expenses	48,695	45,819
Deferred revenues	41,401	8,323
Contingent consideration obligation	1,271	—
Short term debt	50,000	—
Total current liabilities	174,538	80,180
Lease financing obligation - long term	14,047	13,343
Contingent consideration obligation - long-term	—	930
Convertible debt	225,231	224,878
Deferred tax liability	23,096	16,404
Other liabilities	10,612	3,227
Redeemable noncontrolling interest	58,323	61,452
Stockholders’ equity:
Preferred stock, $0.0001 par value; 10,000 shares authorized, 0 shares issued and outstanding at March 31, 2016 and December 31, 2015	—	—
Common stock, $0.0001 par value; 100,000 shares authorized, 48,426 and 48,084 shares issued; 45,083 and 44,405 outstanding at March 31, 2016 and December 31, 2015, respectively	4	4
Treasury stock, at cost (3,343 and 3,679 shares at March 31, 2016 and December 31, 2015, respectively)	(72,368)	(65,651)
Additional paid-in capital	535,326	512,802
Accumulated other comprehensive loss	(29,258)	(38,684)
Retained earnings	194,012	201,343
Total stockholders’ equity	627,716	609,814
Total liabilities and stockholders’ equity	$1,133,563	$1,010,228

SYNCHRONOSS TECHNOLOGIES, INC.

STATEMENT OF INCOME

(in thousands, except per share data)

(Unaudited)

	Three Months Ended March 31,
	2016	2015

Net revenues	$142,686	$132,926
Costs and expenses:
Cost of services (1)(2)*	68,306	53,655
Research and development (1)(2)	24,097	22,024
Selling, general and administrative (1)(2)	27,581	20,883
Net change in contingent consideration obligation	341	—
Restructuring charges	2,971	3,240
Depreciation and amortization	24,055	14,835
Total costs and expenses	147,351	114,637
(Loss) income from operations	(4,665)	18,289
Interest income	630	466
Interest expense	(1,576)	(1,342)
Other income	(884)	14
(Loss) income before income tax expense	(6,495)	17,427
Income tax expense	(3,965)	(6,866)
Net (loss) income	(10,460)	10,561
Net loss attributable to noncontrolling interests	(3,129)	—
Net (loss) income attributable to Synchronoss	$(7,331)	$10,561

Net income attributable to Synchronoss	(7,331)	10,561
Add: After-tax interest on convertible debt	—	475
Net (loss) income for diluted EPS calculation **	$(7,331)	$11,036

Net (loss) income per common share attributable to Synchronoss:
Basic	$(0.17)	$0.25
Diluted	$(0.17)	$0.23

Weighted-average common shares outstanding:
Basic	43,423	41,626
Diluted	43,423	47,080

* Cost of services excludes depreciation and amortization which is shown separately.
** Includes an add back for the convertible debt interest

(1) Amounts include fair value stock-based compensation as follows:
Cost of services	$2,019	$1,482
Research and development	1,830	1,482
Selling, general and administrative	4,452	3,665
Total fair value stock-based compensation expense	$8,301	$6,629

(2) Amounts include acquisition costs as follows:
Cost of services	$5,928	$—
Research and development	3,575	1,135
Selling, general and administrative	3,033	244
Total acquisition costs	$12,536	$1,379

SYNCHRONOSS TECHNOLOGIES, INC.

Reconciliation of GAAP to Non-GAAP Financial Measures

(in thousands, except per share data)

(Unaudited)

	Three Months Ended March 31,
	2016	2015
Non-GAAP financial measures and reconciliation:

GAAP Revenue	$142,686	$132,926
Add: Deferred revenue write-down	2,891	179
Non-GAAP Revenue	$145,577	$133,105

GAAP Revenue	$142,686	$132,926
Less: Cost of services	68,306	53,655
GAAP Gross Margin	74,380	79,271
Add: Deferred revenue write-down	2,891	179
Add: Fair value stock-based compensation	2,019	1,482
Add: Acquisition and restructuring costs	5,928	—
Non-GAAP Gross Margin	$85,218	$80,932
Non-GAAP Gross Margin %	59%	61%

GAAP income from operations	$(4,665)	$18,289
Add: Deferred revenue write-down	2,891	179
Add: Fair value stock-based compensation	8,301	6,629
Add: Acquisition and restructuring costs	15,507	4,619
Add: Net change in contingent consideration obligation	341	—
Add: Amortization expense	10,808	5,175
Non-GAAP income from operations	$33,183	$34,891

GAAP net (loss) income attributable to Synchronoss	$(7,331)	$10,561
Add: Deferred revenue write-down, net of tax	2,220	127
Add: Fair value stock-based compensation, net of tax	6,375	4,697
Add: Acquisition and restructuring costs, net of taxes	12,309	3,273
Add: Net change in contingent consideration obligation, net of Fx change	341	—
Add: Amortization expense, net of tax	9,115	3,666
Non-GAAP net income attributable to Synchronoss	23,029	22,324
Add: After-tax interest on convertible debt	549	514
Net income for diluted EPS calculation	$23,578	$22,838

Diluted non-GAAP net income per share	$0.49	$0.49

Weighted shares outstanding - Diluted	48,147	47,080

SYNCHRONOSS TECHNOLOGIES, INC.

STATEMENT OF CASH FLOWS

(in thousands)

(Unaudited)

	Three Months Ended March 31,
	2016	2015
Operating activities:
Net (loss) income	$(10,460)	$10,561
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
Depreciation and amortization expense	24,055	14,835
Amortization of debt issuance costs	375	375
Amortization of bond premium	373	474
Deferred income taxes	5,096	(733)
Non-cash interest on leased facility	229	233
Stock-based compensation	8,301	6,585
Contingent consideration obligation	341	(1,532)
Excess tax benefit from the exercise of stock options	623	(1,981)
Changes in operating assets and liabilities:
Accounts receivable, net of allowance for doubtful accounts	(13,907)	(22,145)
Prepaid expenses and other current assets	(3,174)	5,623
Other assets	957	(443)
Accounts payable	8,317	106
Accrued expenses	(8,456)	(12,301)
Other liabilities	(55)	(243)
Deferred revenues	25,116	451
Net cash provided by (used in) operating activities	37,731	(135)

Investing activities:
Purchases of fixed assets	(13,153)	(24,217)
Purchases of marketable securities available-for-sale	(8,598)	(43,548)
Maturities of marketable securities available-for-sale	12,565	40,285
Businesses acquired, net of cash	(98,428)	(59,481)
Net cash used in investing activities	(107,614)	(86,961)

Financing activities:
Proceeds from the exercise of stock options	1,755	5,398
Payments on contingent consideration obligation	—	(4,468)
Borrowings on revolving line of credit	50,000	—
Excess tax benefit from the exercise of stock options	(623)	1,981
Repurchase of common stock	(16,581)	—
Proceeds from the sale of treasury stock in connection with an employee stock purchase plan	955	975
Repayments of capital lease obligations	(253)	(291)
Net cash provided by financing activities	35,253	3,595
Effect of exchange rate changes on cash	80	21
Net decrease in cash and cash equivalents	(34,550)	(83,480)
Cash and cash equivalents at beginning of period	147,634	235,967
Cash and cash equivalents at end of period	$113,084	$152,487

SYNCHRONOSS TECHNOLOGIES, INC.

Reconciliation of GAAP to Non-GAAP Cash Provided by Operating Activities

(in thousands)

(Unaudited)

	Three Months Ended March 31,
	2016	2015

Non-GAAP cash provided by (used in) operating activities and reconciliation:

Net cash provided by (used in) operating activities (GAAP)	$37,731	$(135)
Add: Tax benefits from stock options exercised	(623)	1,981
Add: Cash payments on settlement of earn-out	—	3,532
Adjusted cash flow provided by operating activities (Non-GAAP)	$37,108	$5,378